UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2007

CAVALIER HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-52531	20-8429161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2808 East North Street, Ste 27 Greenville, S. C.	29615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (864) 292-3208

N/A
(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Resignation and Appointment of Independent Registered Public Accounting Firm

On August 8, 2007, the Registrant was advised by Most & Company, LLP (“Mostco”) that Mostco has combined its practice into Raich Ende Malter & Co. LLP (“Raich Ende”). Mostco has therefore effectively resigned as our independent certified public accounting firm. Effective August 8, 2007, we engaged Raich Ende as our independent certified public accounting firm to audit the Registrant’s financial statements. Raich Ende was not consulted on any matter described in Item 304(a)(2) of Regulation S-B prior to August 8, 2007. The resignation of Mostco and appointment of Raich Ende was approved by our board of directors.

The reports of Mostco on our financial statements as of February 28, 2007 and for the period February 7, 2007 (inception) to February 28, 2007 contained no adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle, other than an explanatory paragraph as to our ability to continue as a going concern.

In connection with the audits as of February 28, 2007 and for the period February 7, 2007 (inception) to February 28, 2007 and during the subsequent interim period through August 8, 2007, there were no disagreements between us and Mostco on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused Mostco to make reference to the subject matter of the disagreement in connection with their reports.

In connection with the audit as of February 28, 2007 and for the period February 7, 2007 (inception) to February 28, 2007 and during the subsequent interim period through August 8, 2007, Mostco did not advise us that:

•	internal controls necessary for us to develop reliable financial statements did not exist;

•
information had come to their attention that led them to no longer be able to rely on our management's representations or made them unwilling to be associated with the financial statements prepared by our management;

•
there was a need to expand significantly the scope of their audit, or that information had come to their attention during such time periods that if further investigated might materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statement; or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report; or

•
information had come to their attention that they had concluded materially impacted the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

Prior to the engagement of Raich Ende, we had no consultations or discussions with Raich Ende regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered by them on or financial statements. Further, prior to their engagement, we received no oral or written advice from Raich Ende of any kind.

We have requested that Mostco furnish a letter to the Securities and Exchange Commission stating whether or not Mostco agrees with the above statements. A copy of Mostco’s letter, dated August 10, 2007, is filed as an exhibit to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are furnished with this report:

Exhibit No.	Exhibit Description
16.1	Letter dated August 10, 2007 from Most & Company, LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVALIER HOLDINGS, INC.
(Registrant)

Dated: August 10, 2007	By:	/s/ Leo Mentzelopoulos
Leo Mentzelopoulos
President